Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events
Subsequent events

31.       Subsequent events

Other than the transactions occurring in 2011 already described above, the following events have taken place in 2012:

a)             Loan borrowing

During January to March 2012, the Group borrowed a long-term loan of RMB 50,000 from Shanghai Pudong Development Bank in the PRC. The borrowing has 18 months terms and will expire at September 30, 2013. The interest rate is 7.315% per annum. The Group also borrowed short-term loans of RMB 689,980 from various financial institutions in the PRC. The borrowings have 0.5 month to 1 year terms and will expire at various times. The average interest rate is 5.14% per annum.

b)             Options

During January to March 2012, the Company granted 2,207,000 ordinary share options at fair value to its employees. The exercise price of the options ranges from $1.37 to $1.83.

c)              Buyback of Senior Convertible Notes

On January 4, 2012, the Group bought back 2008 Senior Notes with face value of US$ 1,280 (RMB 8,064) at the price of US$ 960 (RMB 6,048).

d)             Termination of capped call

On March 7, 2012, the Group entered into a Termination Agreement with Lehman Brothers OTC Derivatives Inc. and Lehman Brothers Holdings Inc. to terminate the transactions governed by that certain confirmation dated May 13, 2008 between Lehman Brothers OTC Derivatives Inc. and the Group, which supplements, forms part of, and is subject to, an agreement in the form of the 1992 ISDA Master Agreement. The Group expected the termination to have minimal financial impact.

e)              Repayment of prepayment owned by M.SETEK

On March 8, 2012, the Group entered into a settlement agreement with M.SETEK to settle the outstanding prepayment made to M.SETEK. (See Note 8)